UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant ☐

Check the appropriate box:

Preliminary Proxy Statement

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
[X]	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FTI CONSULTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 1, 2016.

FTI CONSULTING, INC.

FTI CONSULTING, INC. ATTN: JOANNE F. CATANESE CORPORATE SECRETARY 2 HAMILL ROAD NORTH BUILDING BALTIMORE, MARYLAND 21210

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 23, 2016
Date: June 1, 2016 Time: 9:30 a.m. (Eastern Daylight Time)
Location: FTI Consulting, Inc.
1101 K Street NW
Washington, DC 20005

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain  proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K WRAP
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or EMAIL Copy:
If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY EMAIL*: sendmaterial@proxyvote.com
* If requesting materials by email, please send a blank email with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2016 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Stockholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends you vote FOR all of the director nominees named below:
1.

Election of Directors

Nominees

1a.      Brenda J. Bacon

1b.      Mark S. Bartlett

1c.      Claudio Costamagna

1d.      Vernon Ellis

1e.      Nicholas C. Fanandakis

1f.       Steven H. Gunby

1g.      Gerard E. Holthaus

1h.      Laureen E. Seeger

The Board of Directors recommends you vote FOR Proposals No. 2, No. 3 and No. 4:
2.

Approve the performance measures and monetary limit under the FTI Consulting, Inc. Incentive Compensation Plan to preserve eligibility for the tax deductibility of awards thereunder for purposes of Section 162(m) of the U.S. Internal Revenue Code.

	3.	Ratification of the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2016.
	4.	Approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement for the 2016 Annual Meeting of Stockholders.

NOTE: Such other business that may properly come before the meeting and any adjournment or postponement thereof.